Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2024
Fair Value of Financial Instruments [Abstract]
Fair Value of Financial Instruments
26	Fair Value of Financial Instruments

Management considers that the fair value of all financial assets and financial liabilities in the consolidated financial statements approximate their carrying amounts at the reporting date.

Derivative warrant liability is allocated to Level 1 in the fair value hierarchy. The fair value has been determined in accordance with quoted price. Borrowings are allocated to Level 2 in the fair value hierarchy. The fair value has been determined in accordance with generally accepted pricing models based on a discounted cash flow analysis. All other financial instruments of the Group are allocated to Level 3 in the fair value hierarchy.

There were no transfers between levels.